SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)            March 5, 2004

        Digital Descriptor Systems, Inc.
        - ----------------------------------------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)

        Delaware                   0-26604        23-2770048
        - ----------------------------------------------------------------------------------------------
        (State or Other Jurisdiction         (Commission     (IRS Employer
        of Incorporation)            File Number)    Identification No.)

        2150 Highway 35, Suite 250, Sea Girt, NJ 08750                 19030-1316
        - ---------------------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code: (732) 359-0260

        -----------------------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

1

Item 4.     Change in Registrant’s Certifying Accountants.

WithumSmith+Brown, P.C. was previously the independent auditors for Digital Descriptor Systems, Inc. (the "Registrant"). On March 5, 2004, WithumSmith+Brown, P.C. resigned as independent auditors and Rosenberg Rich Baker Berman & Company was engaged as independent auditors. The decision to change was based on financial considerations and was approved by the audit committee and the full Board of Directors of the Registrant.

The audit reports of WithumSmith+Brown, P.C. on the financial statements of Digital Descriptor Systems, Inc. as of and for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports were modified with respect to the Company’s ability to continue as a going concern.

During the Registrant’s two most recent fiscal years ended December 31, 2001, and the period ending December 31, 2002, there were no disagreements between the Registrant and WithumSmith+Brown, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to their satisfaction of WithumSmith+Brown, P.C. would have caused WithumSmith+Brown, P.C. to make reference to the matter in their report The Company has requested WithumSmith+Brown, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 5, 2004, is filed as Exhibit 16 to this Form 8-K.

There were no other "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant’s two most recent fiscal years and the subsequent interim period ending February 4, 2004.

During the Registrant’s two most recent fiscal years ended December 31, 2001 and the subsequent interim period through December 31, 2002, the Registrant did not consult with Withum, Smith & Brown, PC regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulations S-K

Item 7(c.)  Exhibits

     The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulations S-B:

    Exhibit    Name of Exhibit

    16         Letter of Change in certifying accountant

2

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         DIGITAL DESCRIPTOR SYSTEMS, INC.
         (Registrant)

Date: March 5, 2004                          By: /s/ ANTHONY SHUPIN
        -------------------------------------
        Anthony Shupin
        (President, Chief Executive Officer,
        Acting Chief Financial Officer
                     and Director)

3